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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2002
                                                 -------------------------------

                           NORTHERN TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         0-5965                                           36-2723087
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(Commission File Number)                       (IRS Employer Identification No.)


Fifty South LaSalle Street, Chicago, Illinois                           60675
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   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (312) 630-6000
                                                    ----------------------------

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Item 5. Other Events

     The information contained in the October 4, 2002 press release of the registrant, reporting on expected third quarter earnings, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits:

          Exhibit 99   October 4, 2002  Press Release

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NORTHERN TRUST CORPORATION
                                           --------------------------
                                                  (Registrant)

Date: October 7, 2002                      By: /s/Perry R. Pero
                                               ------------------
                                                  Perry R. Pero
                                                  Vice Chairman
                                                  and Chief Financial Officer

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                                  EXHIBIT INDEX

Number  Description                                                  Page Number
------  -----------                                                  -----------

  99    October 4, 2002 Press Release                                          5


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